UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21994

                   First Trust Strategic High Income Fund III
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
                     (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000

                       Date of fiscal year end: October 31

                   Date of reporting period: October 31, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III

                                  ANNUAL REPORT

                              FOR THE PERIOD ENDED
                                OCTOBER 31, 2009

                               (FIRST TRUST LOGO)

                                   BROOKFIELD

TABLE OF CONTENTS

                FIRST TRUST STRATEGIC HIGH INCOME FUND III (FHO)
                                  ANNUAL REPORT
                                OCTOBER 31, 2009

Shareholder Letter ........................................................    1
At a Glance ...............................................................    2
Portfolio Commentary ......................................................    3
Portfolio of Investments ..................................................    7
Statements of Assets and Liabilities ......................................   12
Statements of Operations ..................................................   13
Statements of Changes in Net Assets .......................................   14
Statements of Cash Flows ..................................................   15
Financial Highlights ......................................................   16
Notes to Financial Statements .............................................   17
Report of Independent Registered Public Accounting Firm ...................   24
Additional Information ....................................................   25
Board of Trustees and Officers ............................................   29
Privacy Policy ............................................................   33

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Strategic High Income Fund III (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Brookfield are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other regulatory filings.

SHAREHOLDER LETTER

                FIRST TRUST STRATEGIC HIGH INCOME FUND III (FHO)
                                  ANNUAL REPORT
                                OCTOBER 31, 2009

Dear Shareholders:

2009 has been more positive for the U.S. and global markets, easing many of the worries of both economists and investors about the recession that gripped us for eighteen months. Many economists now believe that the recession that began in December 2007 ended in March 2009. In fact, the Dow Jones Industrial Average's total return from March 9, 2009, (the statistical end of the bear market) to October 31, 2009, was 51.13%. Of course, no one can predict that this trend will continue, but as we have seen better news across the financial markets, the economy has continued to rise.

First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. We have always believed that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold contains detailed information about your investment in First Trust Strategic High Income Fund III (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

Since its inception, First Trust has been through many types of markets. We remain committed to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that can fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen
James A. Bowen
President of First Trust Strategic High Income Fund III

FIRST TRUST STRATEGIC HIGH INCOME FUND III
"AT A GLANCE"
AS OF OCTOBER 31, 2009 (UNAUDITED)

FUND STATISTICS

Symbol on New York Stock Exchange                                     FHO
Common Share Price                                            $      3.62
Common Share Net Asset Value ("NAV")                          $      4.01
Premium (Discount) to NAV                                           (9.73)%
Net Assets Applicable to Common Shares                        $36,704,810
Current Monthly Distribution per Common Share (1)             $    0.0400
Current Annualized Distribution per Common Share              $    0.4800
Current Distribution Rate on Closing Common Share Price (2)         13.26%
Current Distribution Rate on NAV (2)                                11.97%

COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                               (PERFORMANCE GRAPH)

First Trust Strategic High Income Fund III

            Mkt   NAV
           ----   ---
10/31/08   5.24    6.1
11/7/08    5.32   5.97
11/14/08    4.1   5.86
11/21/08   3.81   5.78
11/28/08   4.23   5.75
12/5/08     4.1   5.44
12/12/08   3.69   5.37
12/19/08   4.43   5.27
12/26/08    4.7   5.29
1/2/09     5.17   5.19
1/9/09      5     5.04
1/16/09    5.01   5.02
1/23/09    5.83   5.05
1/30/09    6.12   4.53
2/6/09     5.38   4.41
2/13/09    5.45   4.43
2/20/09    4.49   4.37
2/27/09    4.14   4.34
3/6/09     2.94   4.12
3/13/09    3.51   4.12
3/20/09    3.92   4.12
3/27/09    4.04   4.12
4/3/09     4.06   4.01
4/9/09     4.22   4.01
4/17/09    4.25   3.95
4/24/09    4.05   3.94
5/1/09     4.05   3.93
5/8/09     3.95   3.85
5/15/09    3.63   3.88
5/22/09    3.83   3.91
5/29/09     4.1    3.9
6/5/09      4.1   3.81
6/12/09    4.21   3.82
6/19/09     4.1   3.81
6/26/09     3.6   3.78
7/2/09      3.4   3.69
7/10/09    3.45   3.68
7/17/09    3.48    3.7
7/24/09    3.65   3.73
7/31/09    3.55   3.78
8/7/09     3.48   3.75
8/14/09    3.43   3.75
8/21/09     3.4   3.71
8/28/09    3.39   3.73
9/4/09     3.33    3.7
9/11/09     3.5   3.74
9/18/09    3.73   3.83
9/25/09     3.8   3.86
10/2/09    3.54   3.79
10/9/09    3.76   3.82
10/16/09   3.67   3.97
10/23/09   3.75   4.01
10/31/09   3.62   4.01

PERFORMANCE

                                                                                  Average Annual
                                                 Fiscal                            Total Return
                                            Year-to-Date (6)   1 Year Ended   Inception (3/27/2007)
                                               10/31/2009       10/31/2009        to 10/31/2009
                                            ----------------   ------------   ---------------------
Fund Performance
NAV (3)                                            3.49%          -16.68%            -33.71%
Market Price (4)                                 -30.84%          -12.44%            -37.39%
Index Performance
Barclays Capital Ba U.S. High Yield Index         31.33%           42.50%              5.99%

                                                     % OF TOTAL
ASSET CLASSIFICATION                                INVESTMENTS
--------------------                                -----------
Corporate Bonds and Notes                               63.6%
U.S. Government Agency Mortgage-Backed Securities       28.1
Residential Mortgage-Backed Securities                   7.6
Collateralized Debt Obligations                          0.6
Equity                                                   0.1
                                                       -----
   Total                                               100.0%
                                                       =====

                                                     % OF TOTAL
CREDIT QUALITY (5)                                  INVESTMENTS
------------------                                  -----------
AAA                                                     32.7%
BBB-                                                     0.7
BB+                                                      4.0
BB                                                      10.1
BB-                                                     11.6
B+                                                       8.3
B                                                       11.5
B-                                                       8.8
CCC+                                                     4.4
CCC                                                      3.3
CCC-                                                     2.0
CC                                                       0.2
C                                                        1.0
D                                                        1.4
                                                       -----
   Total                                               100.0%
                                                       =====

(1) Most recent distribution paid or declared through 10/31/09. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/09. Subject to change in the future.

(3) Total return based on NAV is the combination of reinvested distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

(5) The credit quality information represented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs). For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the ratings are averaged.

(6) On September 21, 2009, the Board of Trustees approved a change in the Fund's fiscal year end from January 31 to October 31.

                              PORTFOLIO COMMENTARY

                                   SUB-ADVISOR

Brookfield Investment Management Inc. (formerly Hyperion Brookfield Asset Management, Inc.), is an SEC-registered investment advisor specializing in core fixed income, high yield, structured products (Mortgage-backed securities ("MBS") including Commercial MBS, Residential MBS and Asset-Backed Securities ("ABS")) as well as global Real Estate Investment Trusts and listed infrastructure securities. Headquartered in New York, the firm has approximately $24 billion of assets under management as of October 31, 2009. Brookfield Investment Management is a subsidiary of Brookfield Asset Management Inc., a global asset manager focused on property, power and other infrastructure assets with approximately $90 billion of assets under management as of September 30, 2009.

On October 1, 2009, Hyperion Brookfield Asset Management, Inc. and Brookfield Redding LLC, both subsidiaries of Brookfield Asset Management Inc., announced the completion of their integration. The combined registered investment advisor is now known as Brookfield Investment Management Inc. ("Brookfield").

                            PORTFOLIO MANAGEMENT TEAM

DANA E. ERIKSON, CFA
MANAGING DIRECTOR

Mr. Erikson, Senior Portfolio Manager and the co-Head of the High Yield Team, is responsible for Brookfield's corporate high yield and leveraged loan exposures, the establishment of portfolio objectives and strategies. Mr. Erikson is a member of the firm's Investment Committee. Mr. Erikson has over 20 years of investment experience. Prior to joining Brookfield in September 2006, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was Head of High Yield Research. Prior to Evergreen, Mr. Erikson was Associate Portfolio Manager for Prospect Street Investment Management Company. Additionally, he was an Analyst with the Kellett Group and a Research Assistant with Robert R. Nathan Associates. Mr. Erikson received a BA in economics from Brown University and an MBA, with honors, from Northeastern University. He is a member of the Boston Security Analysts Society.

ANTHONY BREAKS, CFA
DIRECTOR

Mr. Breaks is responsible for portfolio management of structured products and for executing structured product financings for Brookfield and its partners. Mr. Breaks joined Brookfield in 2005 from Brookfield Asset Management, Inc. (formerly known as Brascan). At Brascan he was responsible for portfolio investments and credit analysis for a reinsurance affiliate, execution and management of a synthetic Collateralized Debt Obligation ("CDO"), and development of insurance related investment products. Prior to joining Brascan in 2002, Mr. Breaks was a Director at Liberty Hampshire and was responsible for structuring, restructuring and executing several CDOs, as well as ongoing monitoring and credit analysis for the CDO assets. Mr. Breaks began his career at Merrill Lynch in 1998 where he worked in trading and structuring capacities in CDOs, adjustable rate mortgages and medium-term notes. Mr. Breaks earned a BS in Electrical Engineering from the Massachusetts Institute of Technology.

                                   COMMENTARY

FIRST TRUST STRATEGIC HIGH INCOME FUND III

The primary investment objective of First Trust Strategic High Income Fund III ("FHO" or the "Fund") is to seek a high level of current income. The Fund seeks capital growth as a secondary objective and pursues its investment objectives by investing in a diversified portfolio of below investment-grade and investment-grade debt securities and equity securities that Brookfield believes offer attractive yield and/or capital appreciation potential. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP AND OUTLOOK

HIGH YIELD

The twelve months ended October 31, 2009 was characterized by two markedly different market environments. At the start of the twelve months (November 1, 2008), high yield spreads were approximately 1,490 bps(1), reflecting the market's severe aversion to risk and panic mentality in the midst of the credit market crisis. High yield spreads continued to widen, reaching a high in mid December 2008 of approximately 1,925 bps(1). Markets began to stabilize early in the 2009 calendar year in

----------
(1)  JPMorgan High Yield Index
response to massive government stimulus aimed at avoiding a "Great Depression." With increasing confidence that a market bottom had been reached, investors began to embrace risk, and consequently, high yield spreads tightened dramatically, closing the fiscal year at approximately 750 bps(1). The resulting market returns, as measured by the Barclays Capital Ba U.S. High Yield Index, were impressive, with a 42.50% return for the 12 months ended October 31, 2009.

An important contributor to renewed investor confidence was the re-opening of the market for new high yield bond issuance. Investors were cognizant of the fact that as access to capital improves, credit risk diminishes because refinancing risk is minimized. This access to capital reduces the likelihood of defaults, because companies have the ability to refinance maturing bonds. As of September 30, 2009, 8.8% of the high yield market had defaulted in the prior 12 months, according to JPMorgan. While this level is high, it is worth noting that it is still less than the prior credit cycle peak of 9.8% in January 2002 and unchanged from July 2009. JPMorgan estimates that the default rate in 2009 will be 9%, and that it will decline to 4% in 2010, reflecting the re-opening of the new issue market(2). JPMorgan notes that Moody's estimates for 2010 are similar. This reduction in risk may fuel a further narrowing of market spreads in the months ahead. Despite the recent tightening, spreads remain wide as compared to the typical mid-cycle levels of approximately 500 basis points.

Investors showed distinct preferences for certain industries during the fund's fiscal year, with large gains in the Broadcast, Financials and Wireless Telecommunications sectors, which were up 98%, 96% and 66%, respectively for the year ended October 31, 2009(3). These industries were viewed as attractive due to above market spreads, indicating above-average risk, or a revival of investor confidence, particularly for Financials. Typically, the Financials sector represents an insignificant portion of the high yield market. However, automotive captive finance companies, such as Ford Motor Credit, as well as a growing number of "fallen angel" bank and insurance companies, are now part of this category. Underperforming sectors included Aerospace, Utility and Cable, which were up 25%, 28% and 30%, respectively. These industries are considered lower risk/lower growth, and therefore were not viewed as attractive as investors sought out higher risk/higher beta holdings.

The supply and demand balance in the high yield market turned positive over the period. The new issue market is now decidedly open and both top and mid-tier issuers are able to access the capital markets. While additional supply would typically be viewed as a negative, in the prevailing environment it was viewed as a positive. Access to the debt markets reduced overall credit risk as issuers had the prospect of re-financing maturing bonds again. Money continued to flow into high yield mutual funds and most new issues were well over-subscribed and traded to a premium in the after market. Issuance from CCC-rated companies began to occur, reflecting investors' increased risk appetite.

We continue to hold a positive view of the high yield market despite the record returns and narrowing in yield spreads. While defaults may still rise modestly over the remainder of the 2009 calendar year, we believe they are unlikely to exceed typical cyclical peak levels of around 10%. Despite recent narrowing, yield spreads remain wider than average at a time when investors are increasingly anticipating economic growth in 2010. We are encouraged by the re-opening of credit and equity markets and emphasize that access to capital meaningfully reduces credit risk. We continue to believe that current yield spreads more than adequately compensate investors for the likely risks that lie ahead and investors may continue to benefit as markets return to normal.

COMMERCIAL MBS/RESIDENTIAL MBS

The unwinding of leverage that caused such a precipitous change in capital markets over 2008 was addressed through a number of government programs designed to add demand for MBS and ABS in the first half of the 2009 calendar year. These included TALF (Term Asset-Backed Loan Facility) and PPIP (Public-Private Investment Program). The U.S. Federal Reserve's buying plan for MBS and Treasury notes kept mortgage rates in a target zone (less than 6%) over recent months. However, intra-month increases in mortgage and Treasury rates called into question the effectiveness of the program in targeting mortgage rates at higher levels of interest rates. The U.S. government also implemented programs to curb foreclosures and improve the affordability of existing mortgages, although we believe these programs are likely to underperform market expectations.

These efforts by the government endeavor to relieve some of the decline in housing prices, which we currently expect to bottom in 2010. Nevertheless, the housing market may still decline 15% to 20% over the next 15 to 18 months before reaching the low point as demand for new homes is likely to remain low, given the weakness in employment and wages. The key signs of a bottom in the housing sector will include an increase in home sales and significant declines in existing

----------
(1)  JPMorgan High Yield Index

(2) JPMorgan High Yield Market Monitor and JPMorgan's Default Monitor, dated September 30, 2009.

(3)  JPMorgan High Yield Sub-Indices, Bloomberg.

home inventories. As the economy gradually improves and asset prices stabilize, this will allow financial institutions to assess lending criteria and encourage credit-worthy buyers to return to the market. In general, securitized markets are pricing-in conservative forward expectations for government intervention, housing prices and defaults.

Market sentiment across the structured product investment market also continued to improve as the 2009 calendar year unfolded. On the technical side, the PPIP announcement in July has brought a strong leveraged bid into the Residential MBS ("RMBS") and Commercial MBS ("CMBS") markets. While this improved demand base is largely focused on senior securities, there have also been improvements that have affected subordinated securities. Recent updates to the Case-Shiller Home Price Indices have been much stronger than anticipated. Though we believe seasonal factors contribute strongly to these recent positive updates, there is no dismissing an improvement in demand for housing at the much more affordable prices. As well, recent legislative changes in the CMBS market have made loan modifications and extensions more likely, which has improved the outlook for more subordinated securities.

We still believe that the consumer outlook is weak. Unemployment and underemployment remain high. As well, many of the jobs lost may have been permanently lost. With the employment uncertainty and a substantial reduction in wealth resulting from declines in home equity and declines in financial asset values, we expect the savings rate to continue to increase and remain high. As a result, the consumer is an unlikely source of economic stimulus. With a major component of Gross Domestic Product likely to remain small, it is hard to envision an economic recovery that is other than "U" shaped.

That said, we have reached a point where the economy has stabilized and we anticipate the government to 'gradually' begin to reduce liquidity support. While we anticipate interest rates will remain low in the near-term, we also anticipate the government will begin to wind down its purchases of Treasury notes and Agency MBS as we approach the extended TALF end-date (March 2010). The impact of the reduced buying will likely result in wider Agency MBS yield spreads -- as the current price levels supported by government buying have crowded out most other investors. We believe the government will make some changes to the structure of the Agency MBS market over the next two years.

PERFORMANCE ANALYSIS

For the 12 months ended October 31, 2009, the Fund's net asset value ("NAV") total return(4) was -16.68%. For the period, the Fund traded from a discount to NAV of 14.10% to a discount to NAV of 9.73%, resulting in a market value total return(5) of -12.44%. The Fund's exposure to loss-taking securities in the CMBS, RMBS and ABS markets were the prime drivers of the negative NAV movement.

The total return for the Fund's benchmark, the Barclays Capital Ba U.S. High Yield Index, was 42.50% for the 12 months ended October 31, 2009. While the benchmark contains mostly corporate debt, the Fund's holdings during the time period were primarily structured finance and mortgage-related securities. As investor risk appetite returned to the market during the second half of the fiscal year ended October 31, 2009, corporate credit spreads tightened dramatically, resulting in strong performance for the Fund's benchmark. Lower quality names performed the best, as evidenced by the 53.50% return of the Barclays Capital Caa U.S. High Yield Index.

FUND REPOSITIONING

Upon taking over management of FHO at the start of the third quarter in 2009, we began a process of repositioning the Fund to better meet its objective of high current income and, secondly, capital growth. The first step was to invest the large cash balance into a portfolio of high yielding corporate bonds. Emboldened by an appreciating equity and corporate market, investors took another look at structured products. As a result, in some cases we thought the market was willing to pay more for certain bonds and we took the opportunity to sell. As we sold structured products, we added to corporate bonds, primarily below investment grade.

----------
(4) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(5) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

                              PORTFOLIO COMMENTARY

One of our goals has been to reduce exposure to lower quality bonds, while still maximizing the value of the individual holdings. Many of these bonds may not be paying a coupon or face the potential of a full principal loss. Deal structures commonly make individual securities in the structure highly sensitive to losses in the supporting asset pool. In the case of Collateralized Loan Obligations, the securities held by the Fund may stop paying coupons for years while more senior classes are repaid. If loan losses continue, the payments may never return. We are particularly focused on selling these types of securities as we believe they have little promise of capital appreciation and are not secure sources of cash flow to be used for payment of dividends.

At the end of the fiscal year, the Fund's portfolio had increased exposure to corporate bonds (to approximately 63%). Our current goal is to continue to build a diversified portfolio of high yield corporate bonds as the "core" portfolio that generates cash flow to support an attractive dividend. We anticipate adding to the Fund's corporate exposure as we opportunistically sell poorer performing structured product holdings. As discussed above, our outlook for the high yield corporate market remains positive, and we expect that the near-term opportunity to generate high income for the Fund will come from that sector.

FIRST TRUST STRATEGIC HIGH INCOME FUND III
PORTFOLIO OF INVESTMENTS (a)
OCTOBER 31, 2009

  PRINCIPAL                                                                        STATED    STATED
    VALUE       DESCRIPTION                                                        COUPON   MATURITY         VALUE
-------------   ----------------------------------------------------------------   ------   --------     ------------
ASSET-BACKED SECURITIES - 9.2%
                Exum Ridge CBO
$   2,951,388      Series 2007-1A, Class D (c) (d) (f) .........................    4.04%   03/22/14     $     29,514
                GSAMP Trust
      982,050      Series 2006-S3, Class A2 (j) ................................    5.77%   05/25/36           64,716
    1,290,422      Series 2006-S5, Class A1 (d) ................................    0.33%   09/25/36           19,636
                Long Beach Mortgage Loan Trust
    1,926,529      Series 2006-A, Class A2 .....................................    5.55%   05/25/36          105,959
                Park Place Securities, Inc.
      410,437      Series 2005-WCW3, Class M11 (c) (d) .........................    2.74%   08/25/35            1,716
                Renaissance Home Equity Trust
    2,750,000      Series 2007-2, Class M9 .....................................    7.50%   06/25/37           15,812
                Rosedale CLO, Ltd.
    2,500,000      Series I-A, Class II (c) ....................................     (e)    07/24/21           25,000
                Signature 5, Ltd.
    4,800,002      Series 5A, Class C (c) ......................................   12.56%   10/27/12          956,016
                Soundview Home Equity Loan Trust
      306,229      Series 2007-OPT2, Class M10 (c) (d) .........................    2.74%   07/25/37              579
                Structured Asset Securities Corp.
    2,202,883      Series 2006-GEL1, Class A1 (d) ..............................    0.38%   11/25/35        2,147,811
                                                                                                         ------------
                TOTAL ASSET-BACKED SECURITIES                                                               3,366,759
                (Cost $12,867,069)                                                                       ------------

COLLATERALIZED  MORTGAGE OBLIGATIONS - 1.0%
                Bear Stearns Alt-A Trust
    1,907,253      Series 2006-8, Class 2A2 ....................................    5.29%   08/25/46          107,580
                Countrywide Alternative Loan Trust
    3,221,775      Series 2005-56, Class M4 (d) ................................    1.16%   11/25/35          159,059
    2,845,000      Series 2007-OA6, Class M9 (d) ...............................    1.74%   06/25/37           26,857
                Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
    3,505,258      Series 2007-OA3, Class M10 (c) (d) ..........................    2.74%   07/25/47           31,617
    4,001,349      Series 2007-OA4, Class M10 (d) ..............................    3.24%   08/25/47           53,778
                                                                                                         ------------
                TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                                     378,891
                (Cost $718,320)                                                                          ------------

CORPORATE BONDS AND NOTES - 83.8%
                CHEMICALS - 1.7%
      650,000   Westlake Chemical Corp. ........................................    6.63%   01/15/16          615,875
                                                                                                         ------------
                COMMERCIAL SERVICES & SUPPLIES - 7.2%
      650,000   ARAMARK Corp. ..................................................    8.50%   02/01/15          659,750
      650,000   Iron Mountain, Inc. ............................................    8.75%   07/15/18          680,875
      650,000   KAR Holdings, Inc. .............................................   10.00%   05/01/15          669,500
      650,000   United Rentals North America, Inc. .............................    6.50%   02/15/12          645,125
                                                                                                         ------------
                                                                                                            2,655,250
                                                                                                         ------------
                CONTAINERS & PACKAGING - 3.7%
      650,000   Owens-Illinois, Inc. ...........................................    7.80%   05/15/18          659,750
      650,000   Verso Paper Holdings LLC/ Verso Paper, Inc. (b) ................   11.50%   07/01/14          695,500
                                                                                                         ------------
                                                                                                            1,355,250
                                                                                                         ------------

                       See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2009

  PRINCIPAL                                                                        STATED    STATED
    VALUE       DESCRIPTION                                                        COUPON   MATURITY         VALUE
-------------   ----------------------------------------------------------------   ------   --------     ------------
CORPORATE BONDS AND NOTES - (CONTINUED)
                DIVERSIFIED CONSUMER SERVICES - 1.7%
$     650,000   Service Corp. International ....................................    6.75%   04/01/16     $    638,625
                                                                                                         ------------
                DIVERSIFIED FINANCIALS - 6.0%
      600,000   Deluxe Corp. ...................................................    7.38%   06/01/15          591,000
      600,000   FireKeepers Development Authority (b) ..........................   13.88%   05/01/15          651,000
      400,000   Ford Motor Credit Co., LLC .....................................    7.00%   10/01/13          379,768
      600,000   Ford Motor Credit Co., LLC .....................................    7.50%   08/01/12          584,667
                                                                                                         ------------
                                                                                                            2,206,435
                                                                                                         ------------
                DIVERSIFIED TELECOMMUNICATIONS - 7.6%
      600,000   Cincinnati Bell, Inc. ..........................................    8.38%   01/15/14          600,000
      650,000   Frontier Communications Corp. ..................................    6.25%   01/15/13          645,125
      650,000   PAETEC Holding Corp. ...........................................    9.50%   07/15/15          598,000
      400,000   Qwest Corp. ....................................................    6.88%   09/15/33          339,000
      650,000   Windstream Corp. ...............................................    7.00%   03/15/19          619,937
                                                                                                         ------------
                                                                                                            2,802,062
                                                                                                         ------------
                FOOD AND STAPLES RETAILING - 1.5%
      650,000   Rite Aid Corp. .................................................    8.63%   03/01/15          536,250
                                                                                                         ------------
                HEALTH CARE PROVIDERS & SERVICES - 1.9%
      650,000   HCA, Inc. ......................................................    9.25%   11/15/16          680,875
                                                                                                         ------------
                HOTELS, RESTAURANTS & LEISURE - 6.3%
      400,000   Harrahs Operating Escrow LLC/ Harrahs Escrow
                Corp. (b) ......................................................   11.25%   06/01/17          410,000
      650,000   MGM MIRAGE (b) .................................................   10.38%   05/15/14          695,500
      650,000   MTR Gaming Group, Inc. (b) .....................................   12.63%   07/15/14          640,250
      600,000   Seneca Gaming Corp. ............................................    7.25%   05/01/12          582,000
                                                                                                         ------------
                                                                                                            2,327,750
                                                                                                         ------------
                HOUSEHOLD DURABLES - 1.8%
      650,000   Jarden Corp. ...................................................    7.50%   05/01/17          643,500
                                                                                                         ------------
                IT CONSULTING & SERVICES - 1.8%
      650,000   SunGard Data Systems, Inc. .....................................   10.25%   08/15/15          673,562
                                                                                                         ------------
                MACHINERY - 4.7%
      650,000   CNH America LLC. ...............................................    7.25%   01/15/16          632,125
      500,000   Mueller Water Products, Inc. ...................................    7.38%   06/01/17          435,000
      650,000   Terex Corp. ....................................................    7.38%   01/15/14          641,875
                                                                                                         ------------
                                                                                                            1,709,000
                                                                                                         ------------
                MEDIA - 7.1%
      650,000   AMC Entertainment, Inc. ........................................    8.75%   06/01/19          669,500
      650,000   Charter Communications Operating LLC/Charter
                   Communications Operating Capital (b) (g) . ..................   10.38%   04/30/14          664,625
      650,000   Lamar Media Corp ...............................................    6.63%   08/15/15          624,000
      650,000   Mediacom Broadband LLC/ Mediacom
                   Broadband Corp. .............................................    8.50%   10/15/15          659,750
                                                                                                         ------------
                                                                                                            2,617,875
                                                                                                         ------------
                METALS & MINING - 8.7%
      650,000   AK Steel Corp. .................................................    7.75%   06/15/12          654,875
      650,000   Arch Western Finance LLC. ......................................    6.75%   07/01/13          630,500

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2009

  PRINCIPAL                                                                        STATED    STATED
    VALUE       DESCRIPTION                                                        COUPON   MATURITY         VALUE
-------------   ----------------------------------------------------------------   ------   --------     ------------
CORPORATE BONDS AND NOTES - (CONTINUED)
                METALS & MINING (CONTINUED)
$     600,000   Freeport-McMoRan Copper & Gold, Inc. ...........................    8.38%   04/01/17     $    645,895
      675,000   Steel Dynamics, Inc. ...........................................    6.75%   04/01/15          642,938
      650,000   United States Steel Corp. ......................................    7.00%   02/01/18          626,905
                                                                                                         ------------
                                                                                                            3,201,113
                                                                                                         ------------
                MULTILINE RETAIL - 1.0%
      409,750   Neiman Marcus Group, Inc., PIK. ................................    9.00%   10/15/15          364,677
                                                                                                         ------------
                OIL, GAS & CONSUMABLE FUELS - 12.4%
      400,000   Chesapeake Energy Corp. ........................................    6.88%   01/15/16          388,000
      650,000   El Paso Corp. ..................................................    6.88%   06/15/14          650,302
    1,000,000   International Coal Group, Inc. .................................   10.25%   07/15/14          955,000
      650,000   Pioneer Natural Resources Co. ..................................    6.65%   03/15/17          624,740
      650,000   Plains Exploration & Production Co. ............................    7.63%   06/01/18          634,563
      650,000   Quicksilver Resources, Inc. ....................................   11.75%   01/01/16          724,750
      600,000   Sesi LLC. ......................................................    6.88%   06/01/14          588,000
                                                                                                         ------------
                                                                                                            4,565,355
                                                                                                         ------------
                PAPER & FOREST PRODUCTS - 1.3%
      400,000   Domtar Corp. ...................................................   10.75%   06/01/17          461,000
                                                                                                         ------------
                SPECIALTY RETAIL - 7.4%
      650,000   ACE Hardware Corp. (b) .........................................    9.13%   06/01/16          695,500
      650,000   Collective Brands, Inc. ........................................    8.25%   08/01/13          648,375
      650,000   Levi Strauss & Co. .............................................    9.75%   01/15/15          682,500
      650,000   Limited Brands, Inc. (b) .......................................    8.50%   06/15/19          685,750
                                                                                                         ------------
                                                                                                            2,712,125
                                                                                                         ------------
                TOTAL CORPORATE BONDS AND NOTES ................................                           30,766,579
                                                                                                         ------------
                (Cost $30,041,776)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 37.0%
    4,875,000   FannieMae, December (h) ........................................    5.50%   30 yr. TBA      5,111,896
    3,250,000   FannieMae, December (h) ........................................    6.00%   30 yr. TBA      3,440,431
    4,875,000   Government National Mortgage Association,
                   January (h) .................................................    5.00%   30 yr. TBA      5,038,044
                                                                                                         ------------
                TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-
                BACKED SECURITIES ..............................................                           13,590,371
                                                                                                         ------------
                (Cost $13,548,501)
STRUCTURED NOTES - 0.7%
                Bacchus Ltd.
    3,000,000      Series 2006-1I, Subordinated Bond (c) .......................     (e)    01/20/19           30,000
                InCaps Funding II Ltd./InCaps Funding II Corp.
    4,800,000      Subordinated Note (c) .......................................     (e)    01/15/34          192,000
                Preferred Term Securities XXVI, Ltd.
    2,500,000      Subordinated Note (c) .......................................     (e)    09/22/37              250
                Primus CLO Ltd.
    2,625,000      Series 2007-2I, Subordinated Bond (c) .......................     (e)    07/15/21           26,250
                                                                                                         ------------
                TOTAL STRUCTURED NOTES
                (Cost $1,299,941) ...............................................                             248,500
                                                                                                         ------------

                       See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2009

   SHARES       DESCRIPTION                                                                                  VALUE
-------------   ------------------------------------------------------------------------------------     ------------
PREFERRED SECURITIES - 0.1%
        1,000   Stanfield Vantage CLO Ltd. (c) (e) .................................................     $     10,000
        3,000   White Marlin CDO, Ltd., Series AI (c) (e) (f) ......................................           30,000
                                                                                                         ------------
                TOTAL PREFERRED SECURITIES .........................................................           40,000
                                                                                                         ------------
                (Cost $225,700)
                TOTAL INVESTMENTS - 131.8%. ........................................................       48,391,100
                (Cost $58,701,307) (i)
                NET OTHER ASSETS AND LIABILITIES - (31.8%) .........................................      (11,686,290)
                                                                                                         ------------
                NET ASSETS - 100.0% ................................................................     $ 36,704,810
                                                                                                         ============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) This security, sold within terms of a private placement memorandum, is exempt from registration under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Brookfield Investment Management Inc., the Fund's investment sub-advisor. Although instability in the markets has resulted in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. At October 31, 2009, securities noted as such amounted to $5,138,125 or 14.0% of net assets.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A under the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(d) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2009.

(e)  Zero coupon investment.

(f)  The issuer is in default. Income is not being accrued.

(g) This issuer is in default but interest is still being accrued by the Fund and paid by the issuer.

(h)  Security purchased on a forward commitment basis.

(i) Aggregate cost for federal income tax purposes is $84,041,646. As of October 31, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $921,905 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $36,572,451.

(j)  Security is receiving less than the stated coupon.

CBO  Collateralized Bond Obligation
CDO  Collateralized Debt Obligation
CLO  Collateralized Loan Obligation
PIK  Payment in Kind
TBA To be announced; maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
OCTOBER 31, 2009

VALUATION INPUTS

A summary of the inputs used to value the Fund's total investments as of October 31, 2009 is as follows (see Note 2A -Portfolio Valuation in the Notes to Financial Statements):

                                                                                  LEVEL 2        LEVEL 3
                                                       TOTAL MARKET   LEVEL 1   SIGNIFICANT    SIGNIFICANT
                                                         VALUE AT      QUOTED    OBSERVABLE   UNOBSERVABLE
                                                         10/31/09*     PRICES      INPUTS        INPUTS
                                                       ------------   -------   -----------   ------------
Asset-Backed Securities ............................    $ 3,366,759     $--     $ 3,206,286     $160,473
Collateralized Mortgage Obligations ................        378,891      --         378,891           --
Corporate Bonds and Notes ..........................     30,766,579      --      30,766,579           --
U.S. Government Agency Mortgage-Backed Securities ..     13,590,371      --      13,590,371           --
Structured Notes ...................................        248,500      --             250      248,250
Preferred Securities ...............................         40,000      --              --       40,000
                                                        -----------     ---     -----------     --------
TOTAL INVESTMENTS ..................................    $48,391,100     $--     $47,942,377     $448,723
                                                        ===========     ===     ===========     ========

The following table presents the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

                                                                                NET UNREALIZED       NET            BALANCE
INVESTMENTS AT FAIR VALUE USING               BALANCE AS OF     NET REALIZED     APPRECIATION     PURCHASES          AS OF
SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)   JANUARY 31, 2009   GAINS (LOSSES)   (DEPRECIATION)     (SALES)     OCTOBER 31, 2009
-----------------------------------------   ----------------   --------------   --------------   -----------   ----------------
Asset-Backed Securities .................      $1,227,076       $ (4,878,970)     $4,714,134     $  (901,767)      $160,473
Structured Notes ........................       2,094,750         (4,503,644)      4,185,494      (1,528,350)       248,250
Preferred Securities ....................         225,000           (878,539)        919,239        (225,700)        40,000
                                               ----------       ------------      ----------     -----------       --------
Total Investments .......................      $3,546,826       $(10,261,153)     $9,818,867     $(2,655,817)      $448,723
                                               ==========       ============      ==========     ===========       ========

Net unrealized appreciation from Level 3 investments held as of October 31, 2009 was $7,316,512 and is included in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations.

* On September 21, 2009, the Board of Trustees approved a change in the Fund's fiscal year end from January 31 to October 31.

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2009

ASSETS:
Investments, at value
   Cost ($58,701,307) ........................................................................   $ 48,391,100
Cash .........................................................................................      1,914,148
Prepaid expenses .............................................................................          6,727
Receivables:
   Interest ..................................................................................        890,186
   Investment securities sold ................................................................         33,770
                                                                                                 ------------
      Total Assets ...........................................................................     51,235,931
                                                                                                 ------------
LIABILITIES:
Payables:
   Investment securities purchased ...........................................................     14,384,110
   Audit and tax fees ........................................................................         56,200
   Printing fees .............................................................................         37,071
   Investment advisory fees ..................................................................         27,385
   Legal fees ................................................................................          9,187
   Administrative fees .......................................................................          8,333
   Trustees' fees and expenses ...............................................................          4,988
   Transfer agent fees .......................................................................          2,998
   Custodian fees ............................................................................            849
                                                                                                 ------------
      Total Liabilities ......................................................................     14,531,121
                                                                                                 ------------
NET ASSETS ...................................................................................   $ 36,704,810
                                                                                                 ============
NET ASSETS CONSIST OF:
Paid-in capital ..............................................................................   $ 94,567,890
Par value ....................................................................................         91,562
Accumulated net investment income (loss) .....................................................      1,148,768
Net unrealized appreciation (depreciation) on investments ....................................    (10,310,207)
Accumulated net realized gain (loss) on investments ..........................................    (48,793,203)
                                                                                                 ------------
NET ASSETS ...................................................................................   $ 36,704,810
                                                                                                 ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) .........................   $       4.01
                                                                                                 ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized) ..      9,156,182
                                                                                                 ============

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
STATEMENTS OF OPERATIONS

                                                                                PERIOD          YEAR
                                                                                ENDED           ENDED
                                                                             10/31/09 (a)     1/31/2009
                                                                            -------------   ------------
INVESTMENT INCOME:
Interest ................................................................   $   5,715,720   $ 15,714,663
                                                                            -------------   ------------
   Total investment income ..............................................       5,715,720     15,714,663
                                                                            -------------   ------------
EXPENSES:
Investment advisory fees ................................................         241,569        617,060
Facility commitment fees ................................................              --        107,440
Printing fees ...........................................................          82,778         54,731
Administrative fees .....................................................          74,998         99,997
Legal fees ..............................................................          72,319         41,895
Audit and tax fees ......................................................          53,119         54,486
Trustees' fees and expenses .............................................          31,610         41,372
Transfer agent fees .....................................................          25,129         34,795
Custodian fees ..........................................................           4,753          8,977
Other ...................................................................          44,433         72,808
                                                                            -------------   ------------
   Total expenses .......................................................         630,708      1,133,561
                                                                            -------------   ------------
NET INVESTMENT INCOME ...................................................       5,085,012     14,581,102
                                                                            -------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments ..............................    (101,409,108)   (22,600,153)
   Net change in unrealized appreciation (depreciation) on investments ..      97,315,950    (28,496,338)
                                                                            -------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) .................................      (4,093,158)   (51,096,491)
                                                                            -------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .........   $     991,854   $(36,515,389)
                                                                            =============   ============

----------
(a) On September 21, 2009, the Board of Trustees approved a change in the Fund's fiscal year end from January 31 to October 31.

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
STATEMENTS OF CHANGES IN NET ASSETS

                                                                         PERIOD           YEAR           PERIOD
                                                                          ENDED           ENDED          ENDED
                                                                     10/31/2009 (a)     1/31/2009    1/31/2008 (b)
                                                                     --------------   ------------   -------------
OPERATIONS:
Net investment income (loss) .....................................   $   5,085,012    $ 14,581,102   $ 12,432,687
Net realized gain (loss) .........................................    (101,409,108)    (22,600,153)      (418,901)
Net change in unrealized appreciation (depreciation) .............      97,315,950     (28,496,338)   (79,129,819)
                                                                     -------------    ------------   ------------
Net increase (decrease) in net assets resulting from operations ..         991,854     (36,515,389)   (67,116,033)
                                                                     -------------    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ............................................              --      (1,364,120)   (11,330,871)
Return of capital ................................................      (5,749,079)    (14,434,308)            --
                                                                     -------------    ------------   ------------
Total distributions to shareholders ..............................      (5,749,079)    (15,798,428)   (11,330,871)
                                                                     -------------    ------------   ------------
CAPITAL TRANSACTIONS:
Proceeds from the sale of Common Shares ..........................              --              --    170,328,758
Proceeds from Common Shares reinvested ...........................         299,676       1,296,039        654,992
Offering costs ...................................................              --              --       (356,709)
                                                                     -------------    ------------   ------------
Net increase (decrease) in net assets resulting from capital
   transactions ..................................................         299,676       1,296,039    170,627,041
                                                                     -------------    ------------   ------------
Total increase (decrease) in net assets ..........................      (4,457,549)    (51,017,778)    92,180,137
NET ASSETS:
Beginning of period ..............................................      41,162,359      92,180,137             --
                                                                     -------------    ------------   ------------
End of period ....................................................   $  36,704,810    $ 41,162,359   $ 92,180,137
                                                                     =============    ============   ============
Accumulated net investment income (loss) at end of period ........   $   1,148,768    $  4,816,529   $  1,086,058
                                                                     =============    ============   ============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period .............................       9,086,745       8,957,976             --
Common Shares sold ...............................................              --              --      8,917,736
Common Shares issued as reinvestment under the Dividend
   Reinvestment Plan .............................................          69,437         128,769         40,240
                                                                     -------------    ------------   ------------
Common Shares at end of period ...................................       9,156,182       9,086,745      8,957,976
                                                                     =============    ============   ============

----------
(a) On September 21, 2009, the Board of Trustees approved a change in the Fund's fiscal year end from January 31 to October 31.

(b) Initial seed date of February 20, 2007. The Fund commenced operations on March 27, 2007.

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
STATEMENTS OF CASH FLOWS

                                                                                  PERIOD          YEAR
                                                                                  ENDED           ENDED
                                                                                10/31/2009      1/31/2009
                                                                              -------------   ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ...........   $     991,854   $(36,515,389)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided/used by operating activities:
   Purchases of investments ...............................................    (130,734,306)    (2,448,557)
   Sales, paydowns and maturities of investments ..........................      96,879,615     15,907,637
   Net amortization/accretion of premiums/discount on investments .........      (1,981,588)    (6,428,045)
   Net realized gain/loss on investments ..................................     101,409,108     22,600,153
   Net change in unrealized appreciation/depreciation on investments ......     (97,315,950)    28,496,338
CHANGES IN ASSETS AND LIABILITIES:
   Decrease in dividends receivable .......................................              --         45,252
   Increase (decrease) in interest receivable .............................        (255,356)       489,557
   Increase in receivable for investment securities sold ..................         (33,770)            --
   Increase (decrease) in prepaid expenses ................................          (6,727)         6,543
   Increase (decrease) in payable for investment securities purchased .....      14,384,110       (622,774)
   Decrease in interest and fees due on loan ..............................              --        (21,080)
   Decrease in investment advisory fees payable ...........................          (7,551)       (40,315)
   Increase in audit and tax fees payable .................................           5,122         24,328
   Increase in legal fees payable .........................................           3,632          2,732
   Increase (decrease) in printing fees payable ...........................          18,687         (9,905)
   Increase (decrease) in transfer agent fees payable .....................             (23)           402
   Increase (decrease) in administrative fees payable .....................               3            (53)
   Decrease in custodian fees payable .....................................          (1,301)          (110)
   Increase in Trustees' fees and expenses payable ........................           2,185          2,273
   Increase (decrease) in accrued expenses and other liabilities ..........          (4,461)         2,491
                                                                              -------------   ------------
CASH PROVIDED/(USED) BY OPERATING ACTIVITIES ..............................     (16,646,717)    21,491,478
                                                                              -------------   ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from Common Shares reinvested .................................         299,676      1,296,039
   Distributions to Common Shareholders from net investment income ........              --     (1,364,120)
   Return of capital distributions ........................................      (5,749,079)   (14,434,308)
                                                                              -------------   ------------
CASH USED BY FINANCING ACTIVITIES .........................................      (5,449,403)   (14,502,389)
                                                                              -------------   ------------
Increase (decrease) in cash ...............................................     (22,096,120)     6,989,089
Cash at beginning of period ...............................................      24,010,268     17,021,179
                                                                              -------------   ------------
CASH AT END OF PERIOD .....................................................   $   1,914,148   $ 24,010,268
                                                                              =============   ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees .........................   $          --   $    128,520
                                                                              =============   ============

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND III
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   PERIOD          YEAR         PERIOD
                                                                   ENDED          ENDED         ENDED
                                                              10/31/09 (a)(h)   1/31/2009   1/31/2008 (b)
                                                              ---------------   ---------   -------------
Net asset value, beginning of period ......................     $  4.53         $ 10.29      $ 19.10(c)
                                                                -------         -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..............................        0.55            1.60         1.39
Net realized and unrealized gain (loss) ...................       (0.44)          (5.61)       (8.89)
                                                                -------         -------      -------
Total from investment operations ..........................        0.11           (4.01)       (7.50)
                                                                -------         -------      -------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income .....................................          --           (0.15)       (1.27)
Return of capital .........................................       (0.63)          (1.60)          --
                                                                -------         -------      -------
Total distributions .......................................       (0.63)          (1.75)       (1.27)
                                                                -------         -------      -------
Common Shares offering costs charged to paid-in capital ...          --              --        (0.04)
                                                                -------         -------      -------
Net asset value, end of period ............................        4.01         $  4.53      $ 10.29
                                                                =======         =======      =======
Market value, end of period ...............................     $  3.62         $  6.12      $ 12.20
                                                                =======         =======      =======
Total return based on net asset value (d) (e) .............        3.49%         (43.80)%     (40.91)%
                                                                =======         =======      =======
Total return based on market value (e) (f) ................      (30.84)%        (35.96)%     (33.09)%
                                                                =======         =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ......................     $36,705         $41,162      $92,180
Ratio of total expenses to average net assets .............        2.35%(g)        1.66%        1.40%(g)
Ratio of net investment income to average net assets ......       18.94%(g)       21.26%       10.57%(g)
Portfolio turnover rate ...................................         366%(i)           5%           4%

----------
(a) On September 21, 2009, the Board of Trustees approved a change in the Fund's fiscal year end from January 31 to October 31.

(b) Initial seed date of February 20, 2007. The Fund commenced operations on March 27, 2007.

(c)  Net of sales load of $0.90 per share on initial offering.

(d) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.

(e)  Total return is not annualized for periods less than one year.

(f) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.

(g)  Annualized.

(h) On June 29, 2009, the Fund's Board of Trustees approved an interim sub-advisory agreement with Hyperion Brookfield Management, Inc. ("Brookfield"), and on October 14, 2009, the Board of Trustees voted to approve Brookfield as investment sub-advisor.

(i) In the period ended October 31, 2009, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales. This caused the reported portfolio turnover rate to be higher than in previous fiscal years. The turnover rate may vary greatly from year to year as well as within a year.

                        See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                                OCTOBER 31, 2009

                               1. FUND DESCRIPTION

First Trust Strategic High Income Fund III (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on November 14, 2006 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FHO on the New York Stock Exchange ("NYSE"). On September 21, 2009, the Board of Trustees approved a change in the Fund's fiscal year end from January 31 to October 31.

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities and equity securities that Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") believes offer attractive yield and/or capital appreciation potential. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued dividends and interest), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. Securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price on the business day as of which such value is being determined or, if no sales are reported on such day (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. Government securities are valued at the mean between the last reported bid and asked prices. The Fund values mortgage-backed securities and other debt securities not traded in an organized market on the basis of valuations provided by dealers who make markets in such securities or by independent pricing services approved by the Board of Trustees which use information with respect to transactions in such securities, quotations from dealers, market transactions for comparable securities, various relationships between securities and yield to maturity in determining value. In the Fund's financial statements, the Statement of Assets and Liabilities includes investments with a value of $448,723 (0.9% of total investments) as of October 31, 2009, whose values have been determined based on prices supplied by dealers and investments with a value of $47,942,377 (99.1% of total investments) whose values have been determined based on prices supplied by independent pricing services. A ready market does not exist for some of these investments. As such, these values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.

Debt securities having a remaining maturity of less than sixty days when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service or dealer does not provide a valuation for a particular security, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal market for particular securities (e.g. domestic debt and foreign securities) but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. A variety of factors may be considered in determining the fair value of such securities including 1) the fundamental business data relating to the issuer; 2) an evaluation of the forces which influence the market in which these securities are purchased and sold; 3) type of holding; 4) financial statements of the issuer; 5) cost at date of purchase; 6) credit quality and cash flow of issuer based on external analysis; 7) information as to any transactions in or offers for the holding; 8) price and extent of public trading in similar securities of the issuer/borrower, or comparable companies; and 9) other relevant factors. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. When fair value pricing of securities is employed, the prices of securities

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                                OCTOBER 31, 2009

used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale.

The Fund invests a significant portion of its assets in below-investment grade debt securities, including mortgage-backed securities, asset-backed securities, corporate bonds and collateralized debt obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Instability in the markets for fixed-income securities, particularly mortgage-backed and asset-backed securities, has resulted in increased volatility and periods of illiquidity that have adversely impacted the valuation of certain securities held by the Fund.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

     -    Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

     -    Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

                    -    Quoted prices for similar securities in active markets.

                    - Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

                    - Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

                    - Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

     -    Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of October 31, 2009, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund invests in certain lower credit quality securitized assets that have contractual cash flows (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities). For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted on a prospective basis over the remaining life of the security. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

The Fund may purchase and sell securities on a "when-issued", "delayed delivery" or "forward commitment" basis, with settlement to occur at a later date. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Fund maintains liquid assets with a current value at least equal to the amount of the when-issued, delayed delivery or forward purchase commitments until payment is made. At October 31, 2009, the Fund had $13,548,501 of when-issued, delayed delivery or forward purchase commitments with a value of $13,590,371.

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                                OCTOBER 31, 2009

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2009, the Fund held restricted securities as shown in the table below that Brookfield has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although recent instability in the markets has resulted in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                                                                 % OF
                                                     ACQUISITION    PRINCIPAL            CARRYING                 NET
SECURITY                                                DATE      VALUE/SHARES   PRICE     COST        VALUE    ASSETS
--------                                             -----------  ------------  ------  ----------  ----------  ------
Bacchus Ltd.
   Series 2006-1I, Subordinated Bond,
   Zero Coupon, 01/20/19                               05/15/07    $3,000,000   $ 1.00  $       --  $   30,000   0.08%
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust
   Series 2007-OA3, Class M10, 2.74%, 07/25/47         05/22/07    $3,505,258     0.90     184,090      31,617   0.09
Exum Ridge CBO
   Series 2007-1A, Class D, 4.04%, 03/22/14            05/08/07    $2,951,388     1.00       1,696      29,514   0.08
InCaps Funding II Ltd./InCaps Funding II Corp.
   Subordinated Note, Zero Coupon, 01/15/34            05/01/07    $4,800,000     4.00   1,271,591     192,000   0.52
Park Place Securities, Inc.
   Series 2005-WCW3, Class M11, 2.74%, 08/25/35        12/26/07    $  410,436     0.42          --       1,716   0.00
Preferred Term Securities XXV, Ltd.
   Subordinated Note, Zero Coupon, 06/22/37            06/06/07    $2,500,000     0.00          --         250   0.00
Primus CLO Ltd.
   Series 2007-2I, Subordinated Bond,
   Zero Coupon, 07/15/21                               06/29/07    $2,625,000     1.00      28,350      26,250   0.07
Rosedale CLO, Ltd.
   Series I-A, Class II, Zero Coupon, 07/24/21         04/02/07    $2,500,000     1.00     112,750      25,000   0.07
Signature 5, Ltd.
   Series 5A, Class C, 12.56%, 10/27/12                05/21/07    $4,800,002    19.92   4,791,947     956,016   2.61
Soundview Home Equity Loan Trust
   Series 2007-OPT3, Class M10, 2.74%, 07/25/37        06/18/07    $  306,229     0.19   3,111,996         579   0.00
Stanfield Vantage CLO, Ltd.                            05/24/07         1,000    10.00     225,700      10,000   0.03
White Marlin CDO, Ltd., Series AI                      06/01/07         3,000    10.00          --      30,000   0.08
                                                                                        ----------  ----------   ----
                                                                                        $9,728,120  $1,332,942   3.63%
                                                                                        ==========  ==========   ====

D. TBA SALE COMMITMENTS:

The Fund may enter into to be announced or TBA sale commitments, such as dollar roll agreements, to hedge its portfolio position or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is "marked-to-market" daily and the change in the value is recorded by the Fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date the Fund entered the commitment.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the tax period ended October 31, 2009 resulting in book and tax accounting differences have

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                                OCTOBER 31, 2009

been reclassified at period end to reflect a decrease in accumulated net investment income (loss) of $8,752,773, an increase in accumulated net realized gain (loss) on investments of $64,440,166 and a decrease to paid-in capital of $55,687,393. Net assets were not affected by this reclassification.

The tax character of distributions paid during the period ended October 31, 2009*, the fiscal year ended January 31, 2009 and the period ended January 31, 2008 was as follows:

Distributions paid from:

                                                      OCTOBER 31,   JANUARY 31,   JANUARY 31,
                                                         2009*          2009          2008
                                                     ------------   -----------   -----------
Ordinary Income ..................................   $         --   $ 1,364,120   $11,330,871
Return of Capital ................................      5,749,079    14,434,308            --

As of October 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Net Investment Income ..............   $         --
Net Unrealized Appreciation (Depreciation) .......    (35,650,546)
Accumulated Capital and Other Losses .............    (22,304,096)

*    The Fund changed its tax year end from January 31 to October 31.

F. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized losses to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward for eight years following the year of loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2009, the Fund had a capital loss carryforward for federal income tax purpose of $22,304,096, with $43,053, $3,250,843 and $19,010,200 expiring on October 31,
2015, 2016 and 2017, respectively.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending October 31, 2009, January 31, 2009 and January 31, 2008 remain open to federal and state audit. As of October 31, 2009, management has evaluated the application of these standards to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax provisions.

G. EXPENSES:

The Fund pays all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.90% of the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received minus liabilities other than the principal amount of any borrowings).

Prior to June 29, 2009, Valhalla Capital Partners, LLC ("Valhalla") served as the Fund's sub-advisor and managed the Fund's portfolio subject to First Trust's supervision. On May 1, 2009, Valhalla submitted its notice of resignation as sub-advisor to the Fund effective June 30, 2009. First Trust Portfolios L.P., an affiliate of First Trust, owns a minority interest in Valhalla. Effective June 29, 2009, the Board of Trustees appointed Brookfield as sub-advisor pursuant to an interim sub-advisory agreement pending shareholder approval of a new investment sub-advisory agreement with Brookfield. Effective October 14, 2009, the shareholders voted to approve the new investment agreement with Brookfield. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.45% of Managed Assets that is paid by First Trust from its investment advisory fee.

PNC Global Investment Servicing (U.S.) Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                                OCTOBER 31, 2009

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms ending December 31, 2009, before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the period ended October 31, 2009 were $53,898,393 and $76,835,913, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the period ended October 31, 2009 were $40,703,521 and $56,176,094, respectively.

                               5. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                                  6. LITIGATION

Two class action lawsuits were filed in the United States District Court for the Northern District of Illinois on behalf of purchasers of shares of First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Strategic High Income Fund III. These lawsuits, Gosselin vs. First Trust Advisors L.P., et al. (filed September 12, 2008) and Evans vs. First Trust Advisors L.P., et al. (filed September 19, 2008), were consolidated into one class action complaint, Gosselin vs. First Trust Advisors L.P., et al. (filed April 30, 2009), that names the following entities as defendants: First Trust Advisors L.P., First Trust Portfolios L.P., and the three closed-end funds (the "Funds") named above. The consolidated complaint also names certain officers of the Funds as defendants. The plaintiffs purport to bring the action on behalf of a putative class consisting of all persons or entities who acquired shares of the Funds between July 26, 2005 and July 7, 2008 inclusive.

The plaintiffs assert, among other things, that the registration statements and prospectuses for the Funds failed to disclose that (a) the Funds lacked effective controls and hedges to minimize the risk of loss from mortgage delinquencies, (b) the Funds lacked effective internal controls, (c) the extent of the Funds' liquidity risk was omitted, and (d) the extent of the Funds' risk exposure to mortgage-backed assets was misstated. On July 29, 2009, the defendants filed a motion to dismiss the consolidated complaint. On December 17, 2009, the court denied defendants' motion to dismiss. The defendants believe the lawsuit is without merit and intend to contest it vigorously.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                                OCTOBER 31, 2009

The Fund's performance was adversely impacted by the weakness in the credit markets and broad stock market that occurred beginning in late 2008, and may continue to be adversely affected if the weakness in the credit or stock markets continue. In response to the financial crises affecting the banking system and financial markets, the U.S. and foreign governments have intervened to an unprecedented degree in the financial and credit markets. Among other things, U.S. Government regulators have encouraged, and in some cases structured and provided financial assistance for, banks, securities firms, insurers and other financial companies. Additional intervention programs have been adopted and proposed which may have a further impact on the financial and credit markets. Many of the recently enacted or proposed government measures are far-reaching and without historical precedent. Furthermore, the U.S. Government has stated its willingness to implement additional measures as it may see fit to address changes in market conditions. There can be no assurance that any or all of these measures will succeed in stabilizing and providing liquidity to the U.S. financial markets.

RESIDENTIAL MORTGAGE-BACKED SECURITIES CONCENTRATION RISK: Prior to October 14, 2009, the Fund was required to invest at least 25% of its total Managed Assets in residential mortgage-backed securities under normal market conditions. Effective October 14, 2009, shareholders of the Fund voted to remove the concentration policy of residential mortgage-backed securities. The Fund may deviate from its investment strategies, including its concentration policy, when engaging in temporary defensive positions. A fund concentrated in a single industry is likely to present more risks than a fund that is broadly diversified over several industries. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk. The Fund may also invest in mortgage-backed securities which are interest-only ("IO") securities and principal-only ("PO") securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise. In addition to the foregoing, residential mortgage-backed securities are subject to additional risks, including: (i) the United States residential mortgage market has recently encountered various difficulties and changed economic conditions. In addition, recently, residential property values in various states have declined or remained stable, after extended periods of appreciation. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and losses on residential mortgage loans generally; (ii) if a residential mortgage obligation is secured by a junior lien it will be subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of trust; and (iii) depending on the length of a residential mortgage obligation underlying a residential mortgage-backed security, unscheduled or early payments of principal and interest may shorten the security's effective maturity and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

VALUE INVESTING RISK: The Fund focuses its investments on securities that the Sub-Advisor believes are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

DISTRESSED SECURITIES RISK: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, its ability to achieve current income may be diminished.

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                                OCTOBER 31, 2009

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through December 28, 2009, the date the financial statements were issued, and has determined that there were subsequent events as follows:

On October 20, 2009, the Fund declared a dividend of $0.0400 per share to common shareholders of record November 4, 2009, payable November 16, 2009.

On November 20, 2009, the Fund declared a dividend of $0.0400 per share to common shareholders of record December 3, 2009, payable December 11, 2009.

On December 21, 2009, the Fund declared a dividend of $0.0400 per share to common shareholders of record January 6, 2010, payable January 15, 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of First Trust Strategic High Income Fund III:

We have audited the accompanying statement of assets and liabilities of First Trust Strategic High Income Fund III (the "Fund"), including the portfolio of investments, as of October 31, 2009, and the related statements of operations and statements of cash flows for the period from February 1, 2009 to October 31, 2009 and for the year ended January 31, 2009, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009 by correspondence with the Fund's custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Strategic High Income Fund III as of October 31, 2009, the results of its operations and its cash flows for the period from February 1, 2009 to October 31, 2009 and for the year ended January 31, 2009, and the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

(DELOITTE & TOUCHE LLP)

Chicago, Illinois
December 28, 2009

ADDITIONAL INFORMATION

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                                OCTOBER 31, 2009

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 334-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                          OCTOBER 31, 2009 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of June 16, 2009, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Annual Meeting of Shareholders of the Common Shares of First Trust Strategic High Income Fund III was held on June 1, 2009. At the Annual Meeting, Independent Trustees Richard E. Erickson and Thomas R. Kadlec were elected by the holders of Common Shares of the Fund as Class II Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2012. The number of votes cast in favor of Dr. Erickson was 7,851,618, the number of votes against was 392,034 and the number of abstentions was 869,986. The number of votes cast in favor of Mr. Kadlec was 7,944,605, the number of votes against was 299,047 and the number of abstentions was 869,986. James A. Bowen, Robert F. Keith and Niel B. Nielson are the current and continuing Trustees.

At a Special Meeting of Shareholders of the Fund held on October 14, 2009, shareholders voted to approve a new investment sub-advisory agreement with Brookfield replacing the Funds' prior sub-advisor, Valhalla, effective June 29, 2009. At a special meeting of the Board of Trustees of the Fund, the Board approved an interim sub-advisory agreement among the Funds, First Trust and Brookfield, whereby Brookfield would serve as the Fund's sub-advisor for a maximum period of 150 days, subject to shareholder approval. The new sub-advisory agreement, approved by shareholders on October 14, 2009, is substantially similar to the Fund's previous sub-advisory agreements with Valhalla, except that Brookfield receives a sub-advisory fee of 0.45% which is five basis points higher than the prior sub-advisory fee of 0.40%. The number of votes cast in favor of the new sub-advisory agreement was 4,217,767, the number of votes against was 170,387, and the number of abstentions was 313,676.

Also at the Special Meeting of Shareholders of the Fund held on October 14, 2009, shareholders of the Fund approved a change in the Fund's industry concentration policy so that the Fund may not purchase any security if, as a result of the purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry; provided that this limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or by its agencies or instrumentalities. Previously, the Fund's industry concentration policy provided that the Fund would invest at least 25% of its assets in residential mortgage-backed securities under normal market conditions. The number of votes cast in favor of the change in industry concentration policy was 4,282,251, the number of votes against was 125,260, the number of abstentions was 294,321.

                                 TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the period ended October 31, 2009, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                          OCTOBER 31, 2009 (UNAUDITED)

                             SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INTERIM SUB-ADVISORY AGREEMENT AND NEW SUB-ADVISORY AGREEMENT WITH BROOKFIELD INVESTMENT MANAGEMENT INC. FOR FIRST TRUST STRATEGIC HIGH INCOME FUND, FIRST TRUST STRATEGIC HIGH INCOME FUND II AND FIRST TRUST STRATEGIC HIGH INCOME FUND III

The Board of Trustees of First Trust Strategic High Income Fund ("FHI"), First Trust Strategic High Income Fund II ("FHY") and First Trust Strategic High Income Fund III ("FHO") (each, a "Fund" and collectively, the "Funds"), including a majority of the Independent Trustees, approved an Interim Sub-Advisory Agreement and a New Sub-Advisory Agreement (collectively, the "Agreements") among each Fund, First Trust Advisors L.P. (the "Advisor") and Hyperion Brookfield Asset Management, Inc. (now known as Brookfield Investment Management Inc.) ("Brookfield") at a meeting held on June 29, 2009 (the "Meeting"). The Board determined that the terms of the Agreements are fair and reasonable and in the best interests of each Fund.

On May 1, 2009, Valhalla Capital Partners, LLC ("Valhalla") notified the Funds and the Advisor of its resignation as sub-advisor to each Fund, effective June 30, 2009 (the "Resignation"). The Advisor immediately notified the Board and thereafter conducted a review of potential sub-advisors to replace Valhalla. The Board considered that pursuant to the Investment Company Act of 1940, as amended ("1940 Act"), any sub-advisory agreement with a replacement sub-advisor would require shareholder approval prior to such sub-advisor assuming its duties. In light of the short amount of time available to the Funds and the Advisor to find a suitable replacement for Valhalla and to obtain shareholder approval of a new sub-advisory agreement, the Advisor proposed and the Board approved the termination of the sub-advisory agreement with Valhalla for each Fund (the "Valhalla Sub-Advisory Agreements") at the Meeting. The termination of the Valhalla Sub-Advisory Agreements allowed each Fund to rely on Rule 15a-4 under the 1940 Act to enter into an interim sub-advisory agreement with a successor sub-advisor without first obtaining shareholder approval during the period while shareholder approval of a new sub-advisory agreement was sought.

Between the time the Funds and the Advisor received notice of the Resignation and the Meeting, the Advisor reviewed potential sub-advisors for consideration as the successor sub-advisor and determined to recommend that Brookfield serve as the new sub-advisor for the Funds. Prior to the Meeting, Brookfield provided to the Board written responses to questions posed by independent legal counsel on behalf of the Independent Trustees. At the Meeting, representatives from Brookfield, including the prospective portfolio managers for the Funds, made a presentation to the Board and responded to questions. In their presentation, the Brookfield representatives reviewed the process they followed in transitioning as investment advisor to another group of similar closed-end funds, and discussed the changes they proposed for the Funds' investment policies and to the Funds' portfolios. The Board then discussed the presentation and the materials provided. The Independent Trustees then met separately with their independent legal counsel to discuss the information provided by Brookfield and the Advisor. Based on their consideration of all the information received, the Trustees appointed Brookfield as the interim sub-advisor to each Fund, pursuant to the Interim Sub-Advisory Agreements, effective June 29, 2009. Also at the Meeting, the Board approved the New Sub-Advisory Agreements and determined to recommend them to shareholders of each Fund for their approval.

To reach its determinations as to the Agreements, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In its evaluation of the Agreements, the Board considered a report from Brookfield responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services to be provided by Brookfield, including the relevant personnel responsible for these services and their experience; the proposed sub-advisory fee for each Fund as compared to fees charged to other clients of Brookfield; the potential for economies of scale, if any; financial data on Brookfield; any fall out benefits to Brookfield; and information on Brookfield's compliance program. The Board applied its business judgment to determine whether the proposed arrangements between the Funds, the Advisor and Brookfield are reasonable business arrangements from the Funds' perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by Brookfield under the Agreements. The Board considered Brookfield's investment style and the backgrounds of the investment personnel who would be responsible for the day-to-day management of each Fund. The Board reviewed performance information provided by Brookfield for a composite of high yield accounts managed by Brookfield. The Board also discussed with the prospective portfolio managers the approach they planned to take in transitioning the Funds' portfolios. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Funds by Brookfield under the Agreements are expected to be satisfactory.

The Board considered the sub-advisory fees to be paid under the Agreements. The Board noted that, as required by Rule 15a-4, the sub-advisory fee under each Interim Sub-Advisory Agreement would be the same as the fee paid under the Valhalla Sub-Advisory Agreements. However, the Board considered that the sub-advisory fee proposed under each New Sub-Advisory Agreement (the "New Sub-Advisory

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                          OCTOBER 31, 2009 (UNAUDITED)

Fee") would be five basis points higher than the fee paid under the Valhalla Sub-Advisory Agreements. The Board considered that the New Sub-Advisory Fee was negotiated at arm's length between the Advisor and Brookfield, an unaffiliated third party, and noted that the fees to be paid to Brookfield would be paid by the Advisor from its advisory fee. The Board also considered the advisory fees charged by Brookfield to other exchange-traded closed-end funds managed by Brookfield with similar investment objectives as the Funds. The Board noted that the advisory fees charged by Brookfield to these comparable funds were higher than the New Sub-Advisory Fee. On the basis of all the information provided, the Board concluded that the sub-advisory fees to be paid under the Agreements were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by Brookfield under the Agreements.

The Board considered the information provided by Brookfield on the estimated profitability of the New Sub-Advisory Agreements to Brookfield, noting that the estimated profitability did not seem unreasonable in light of the nature, quality and extent of services expected to be provided by Brookfield under the New Sub-Advisory Agreements. The Board noted that the overall management fee structure reflects an appropriate level of sharing of any economies of scale. The Board noted that Brookfield currently does not intend to utilize soft dollars in connection with its management of the Funds' portfolios, and did not anticipate any fall-out benefits from its relationship with the Funds. The Advisor stated that there may be additional opportunities for the Advisor to work with Brookfield going forward.

Based on all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

BOARD OF TRUSTEES AND OFFICERS

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                          OCTOBER 31, 2009 (UNAUDITED)

Information pertaining to the Trustees and Officers of the Fund is set forth below.

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                     THE FIRST TRUST               OTHER
        NAME, ADDRESS,                                                                 FUND COMPLEX           TRUSTEESHIPS OR
      DATE OF BIRTH AND          TERM OF OFFICE AND       PRINCIPAL OCCUPATIONS        OVERSEEN BY             DIRECTORSHIPS
   POSITION WITH THE FUND       LENGTH OF SERVICE(1)       DURING PAST 5 YEARS           TRUSTEE              HELD BY TRUSTEE
-----------------------------   --------------------   ---------------------------   ---------------   -----------------------------
                                                        INDEPENDENT TRUSTEES

Richard E. Erickson, Trustee    - Three Year           Physician; President,                61                     None
c/o First Trust Advisors L.P.     Term                 Wheaton Orthopedics; Co-
120 E. Liberty Drive,           - Since Fund           owner and Co-Director
Suite 400                         Inception            (January 1996 to May
Wheaton, IL 60187                                      2007), Sports Med Center
D.O.B.: 04/51                                          for Fitness; Limited
                                                       Partner, Gundersen Real
                                                       Estate Partnership; Limited
                                                       Partner, Sportsmed LLC

Thomas R. Kadlec, Trustee       - Three Year           Senior Vice President                61         Director of ADM
c/o First Trust Advisors L.P.     Term                 (May 2007 to Present),                          Investor Services, Inc.
120 E. Liberty Drive,           - Since Fund           Vice President and Chief                        and ADM Investor
Suite 400                         Inception            Financial Officer (1990 to                      Services International
Wheaton, IL 60187                                      May 2007), ADM
D.O.B.: 11/57                                          Investor Services, Inc.
                                                       (Futures Commission
                                                       Merchant)

Robert F. Keith, Trustee        - Three Year Term      President (2003 to                   61                     None
c/o First Trust Advisors L.P.   - Since Fund           Present), Hibs Enterprises
120 E. Liberty Drive,             Inception            (Financial and
Suite 400                                              Management Consulting)
Wheaton, IL 60187
D.O.B.: 11/56

----------------
(1) Currently, Robert F. Keith is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec are each serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson are each serving as trustees until the Fund's 2010 annual meeting. Officers of the Fund have an indefinite term.

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                          OCTOBER 31, 2009 (UNAUDITED)

                                                                                        NUMBER OF
                                                                                      PORTFOLIOS IN
                                                                                     THE FIRST TRUST               OTHER
        NAME, ADDRESS,                                                                 FUND COMPLEX           TRUSTEESHIPS OR
      DATE OF BIRTH AND          TERM OF OFFICE AND       PRINCIPAL OCCUPATIONS        OVERSEEN BY             DIRECTORSHIPS
   POSITION WITH THE FUND       LENGTH OF SERVICE(1)       DURING PAST 5 YEARS           TRUSTEE              HELD BY TRUSTEE
-----------------------------   --------------------   ---------------------------   ---------------   -----------------------------
                                                  INDEPENDENT TRUSTEES (CONTINUED)

Niel B. Nielson, Trustee        - Three Year Term      President (June 2002                61          Director of Covenant
c/o First Trust Advisors L.P.   - Since Fund           to Present), Covenant                           Transport Inc.
120 E. Liberty Drive,             Inception            College
Suite 400
Wheaton, IL 60187
D.O.B.: 03/54

                                                         INTERESTED TRUSTEE

James A. Bowen(2), Trustee,     - Three Year           President, First Trust              61          Trustee of Wheaton
President, Chairman of the        Trustee Term         Advisors L.P. and First                         College
Board and CEO                     and Indefinite       Trust Portfolios L.P.;
120 E. Liberty Drive,             Officer Term         Chairman of the Board
Suite 400                       - Since Fund           of Directors,
Wheaton, IL 60187                 Inception            BondWave LLC
D.O.B.: 09/55                                          (Software Development
                                                       Company/Investment
                                                       Advisor) and
                                                       Stonebridge Advisors
                                                       LLC (Investment
                                                       Advisor)

       NAME, ADDRESS              POSITION AND OFFICES         TERM OF OFFICE AND                PRINCIPAL OCCUPATIONS
     AND DATE OF BIRTH                  WITH FUND               LENGTH OF SERVICE                 DURING PAST 5 YEARS
-----------------------------   -----------------------   ---------------------------   ----------------------------------------
                                                OFFICERS WHO ARE NOT TRUSTEES(3)

Mark R. Bradley                 Treasurer, Controller,    - Indefinite Term             Chief Financial Officer, First
120 E. Liberty Drive,           Chief Financial Officer   - Since Fund                  Trust Advisors L.P. and First
Suite 400                       and Chief Accounting        Inception                   Trust Portfolios L.P.; Chief
Wheaton, IL 60187               Officer                                                 Financial Officer,
D.O.B.: 11/57                                                                           BondWave LLC (Software Development
                                                                                        Company/Investment
                                                                                        Advisor) and Stonebridge
                                                                                        Advisors LLC (Investment
                                                                                        Advisor)

----------
(1) Currently, Robert F. Keith is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec are each serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson are each serving as trustees until the Fund's 2010 annual meeting. Officers of the Fund have an indefinite term.

(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.

(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                                OCTOBER 31, 2009

       NAME, ADDRESS              POSITION AND OFFICES         TERM OF OFFICE AND                PRINCIPAL OCCUPATIONS
     AND DATE OF BIRTH                  WITH FUND               LENGTH OF SERVICE                 DURING PAST 5 YEARS
-----------------------------   -----------------------   ---------------------------   ----------------------------------------
                                          OFFICERS WHO ARE NOT TRUSTEES(3) (CONTINUED)

Erin E. Chapman                 Assistant Secretary       - Indefinite Term             Assistant General Counsel (October
120 E. Liberty Drive,                                     - Since June 2009             2007 to Present), Associate Counsel
Suite 400                                                                               (March 2006 to October 2007), First
Wheaton, IL 60187                                                                       Trust Advisors L.P. and First Trust
D.O.B.; 08/76                                                                           Portfolios L.P.; Associate Attorney
                                                                                        (November 2003 to March 2006),
                                                                                        Doyle & Bolotin, Ltd.

James M. Dykas                  Assistant Treasurer       - Indefinite Term             Senior Vice President (April 2007 to
120 E. Liberty Drive,                                     - Since Fund                  Present), Vice President (January 2005
Suite 400                                                   Inception                   to April 2007), First Trust Advisors
Wheaton, IL 60187                                                                       L.P. and First Trust Portfolios L.P.;
D.O.B.: 01/66                                                                           Executive Director (December 2002 to
                                                                                        January 2005), Vice President
                                                                                        (December 2000 to December 2002),
                                                                                        Van Kampen Asset Management and
                                                                                        Morgan Stanley Investment
                                                                                        Management

Christopher Fallow              Assistant Vice            - Indefinite Term             Assistant Vice President (August 2006
120 E. Liberty Drive,           President                 - Since Fund                  to Present), Associate (January 2005
Suite 400                                                   Inception                   to August 2006), First Trust Advisors
Wheaton, IL 60187                                                                       L.P. and First Trust Portfolios L.P.;
D.O.B.: 04/79                                                                           Municipal Bond Trader (July 2001 to
                                                                                        January 2005), BondWave LLC
                                                                                        (Software Development
                                                                                        Company/Investment Advisor)

W. Scott Jardine                Secretary and Chief       - Indefinite Term             General Counsel, First Trust Advisors
120 E. Liberty Drive,           Compliance Officer        - Since Fund                  L.P. and First Trust Portfolios L.P.;
Suite 400                                                   Inception                   Secretary, BondWave LLC (Software
Wheaton, IL 60187                                                                       Development Company/Investment
D.O.B.: 05/60                                                                           Advisor) and Stonebridge Advisors
                                                                                        LLC (Investment Advisor)

----------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                          OCTOBER 31, 2009 (UNAUDITED)

       NAME, ADDRESS              POSITION AND OFFICES         TERM OF OFFICE AND                PRINCIPAL OCCUPATIONS
     AND DATE OF BIRTH                  WITH FUND               LENGTH OF SERVICE                 DURING PAST 5 YEARS
-----------------------------   -----------------------   ---------------------------   ----------------------------------------
                                          OFFICERS WHO ARE NOT TRUSTEES(3) (CONTINUED)

Daniel J. Lindquist             Vice President            - Indefinite Term             Senior Vice President (September 2005
120 E. Liberty Drive,                                     - Since Fund                  to Present), Vice President (April 2004
Suite 400                                                   Inception                   to September 2005), First Trust
Wheaton, IL 60187                                                                       Advisors L.P. and First Trust Portfolios
D.O.B.: 02/70                                                                           L.P.; Chief Operating Officer (January
                                                                                        2004 to April 2004), Mina Capital
                                                                                        Management, LLC; Chief Operating Officer
                                                                                        (April 2000 to January 2004), Samaritan
                                                                                        Asset Management Services, Inc.

Coleen D. Lynch                 Assistant Vice            - Indefinite Term             Assistant Vice President (January
120 E. Liberty Drive,           President                 - Since July 2008             2008 to Present), First Trust Advisors
Suite 400                                                                               L.P. and First Trust Portfolios L.P.;
Wheaton, IL 60187                                                                       Vice President (May 1998 to January
D.O.B.: 07/58                                                                           2008), Van Kampen Asset
                                                                                        Management and Morgan Stanley
                                                                                        Investment Management.

Kristi A. Maher                 Assistant Secretary       - Indefinite Term             Deputy General Counsel (May 2007 to
120 E. Liberty Drive,           and Deputy Chief          - Assistant Secretary since   Present), Assistant General Counsel
Suite 400                       Compliance Officer          July 2008 and Deputy        (March 2004 to May 2007), First Trust
Wheaton, IL 60187                                           Chief Compliance            Advisors L.P. and First Trust
D.O.B.: 12/66                                               Officer since November      Portfolios L.P.
                                                            2009

----------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

PRIVACY POLICY

                   FIRST TRUST STRATEGIC HIGH INCOME FUND III
                          OCTOBER 31, 2009 (UNAUDITED)

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

- Information we receive from you or your broker-dealer, investment adviser or financial representative through interviews, applications, agreements or other forms;

-    Information about your transactions with us, our affiliates or others;

-    Information we receive from your inquiries by mail, e-mail or telephone;
     and

- Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

- In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

- We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

                      This Page Left Blank Intentionally.

(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Brookfield Investment Management Inc.
3 World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) During the period covered by this report, the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description was amended to name W. Scott Jardine as the Compliance Coordinator for the implementation and administration of the aforementioned code. The amended code of ethics is provided as an exhibit pursuant to Item 12(a)(1).

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES (REGISTRANT) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $15,500 for the fiscal year ended January 31, 2009 and $45,800 for the fiscal year ended October 31, 2009.

     (b) AUDIT-RELATED FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $9,157 for the fiscal year ended January 31, 2009 and $0 for the fiscal year ended October 31, 2009. These fees were for additional audit work.

          AUDIT-RELATED FEES (INVESTMENT ADVISOR) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $24,657 for the fiscal year ended January 31, 2009 and $0 for the fiscal year ended October 31, 2009. These fees were for additional audit work.

     (c) TAX FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,000 for the fiscal year ended January 31, 2009 and $0 for the fiscal year ended October 31, 2009. These fees were for tax return preparation.

          TAX FEES (INVESTMENT ADVISOR) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended January 31, 2009 and $0 for the fiscal year ended October 31, 2009.

     (d) ALL OTHER FEES (REGISTRANT) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended January 31, 2009 and $0 for the fiscal year ended October 31, 2009.

          ALL OTHER FEES (INVESTMENT ADVISER) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended January 31, 2009 and $0 for the fiscal year ended October 31, 2009.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "COMMITTEE") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

     The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the DE MINIMIS exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

               (b)  0%

               (c)  0%

               (d)  0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant's fiscal year ended January 31, 2009, were $5,000 for the Registrant and $12,143 for the Registrant's investment adviser and for the Registrant's fiscal year ended October 31, 2009 were $0 the Registrant and $36,000 for the Registrant's investment adviser.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     (a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

     (a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

     (b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


                      PROXY VOTING POLICIES AND PROCEDURES

                      BROOKFIELD INVESTMENT MANAGEMENT INC.

                 PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

                                  NOVEMBER 2009

The Portfolio Proxy Voting Policies and Procedures (the "Policies and Procedures") set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries (collectively, "BIM") in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients ("Clients") for which BIM has been delegated such proxy voting authority.

A.       PROXY VOTING COMMITTEE

BIM's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines ("Guidelines") provided in Appendix I attached hereto.

B. ADMINISTRATION AND VOTING OF PORTFOLIO PROXIES

1.   FIDUCIARY DUTY AND OBJECTIVE

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines. In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company's stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM's primary consideration is the economic interests its Clients.

2.  PROXY VOTING AGENT

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent's research and analysis as part of BIM's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM's portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission ("SEC").

3. MATERIAL CONFLICTS OF INTEREST

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

          o BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the "Company") whose management is soliciting proxies or BIM is seeking to provide such services;

          o BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

          o BIM and the Company have a lending or other financial-related relationship.

In  each  of  these   situations,   voting  against  the  Company   management's
recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

          o If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

          o If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines and the Guidelines do not provide voting discretion to BIM, BIM will vote in accordance with its proxy voting agent's general recommended guidelines on the proposal provided that BIM has reasonably determined there is no conflict of interest on the part of the proxy voting agent; or

          o If neither of the previous two procedures provides an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.  CERTAIN FOREIGN SECURITIES

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as "share-blocking." If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the "share-blocking period," BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.  FUND BOARD REPORTING AND RECORDKEEPING

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the "Helios Funds") describing:

          o any issues arising under these Policies and Procedures since the last report to the Helios Funds' Boards of Directors and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

          o any proxy votes taken by BIM on behalf of the Helios Funds since the last report to the Helios Funds' Boards of Directors that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors of the Helios Funds with a written report of any recommended changes based upon BIM's experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

          o   these  Policies  and  Procedures,  as amended from time to time;

          o   records  of  votes  cast  with  respect  to   portfolio   proxies,
              reflecting the information required to be included in Form N-PX;

          o records of written client requests for proxy voting information and any written responses of BIM to such requests; and

          o any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.  AMENDMENTS TO THESE  PROCEDURES

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Helios Funds for review and approval.

E.  PROXY  VOTING  GUIDELINES

Guidelines are attached as Appendix A.



                  U.S. Proxy Voting Guidelines Concise Summary
                       (Digest of Selected Key Guidelines)

                                January 15, 2009

1. Operational Items:

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

     - An auditor has a financial interest in or association with the company, and is therefore not independent;

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

     - Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

     -    Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

     - Non-audit ("other") fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

     -    The tenure of the audit firm;

     -    The length of rotation specified in the proposal;

     -    Any significant audit-related issues at the company;

     -    The number of Audit Committee meetings held each year;

     -    The number of financial experts serving on the committee; and

     - Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

VOTING ON DIRECTOR(1) NOMINEES IN UNCONTESTED ELECTIONS

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD(2) from individual directors who:

----------
(1) RiskMetrics' classification of directors can be found in U.S. PROXY VOTING GUIDELINES SUMMARY.

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RISKMETRICS Group                                            www.riskmetrics.com

     - Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director's absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

          -    Degree to which absences were due to an unavoidable conflict;

          -    Pattern of absenteeism; and

          - Other extraordinary circumstances underlying the director's absence;

     -    Sit on more than six public company boards;

     - Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

     - The company's proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

     - The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

     - The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the
          IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

     - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

     - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     - At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

     - The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election-any or all appropriate nominees (except new) may be held accountable;

     - The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

----------
(2) In general, companies with a plurality vote standard use "Withhold" as the valid opposition vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

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RISKMETRICS Group                                            www.riskmetrics.com

     - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     - The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

     -    The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

     -    The non-audit fees paid to the auditor are excessive;

     - The company receives an adverse opinion on the company's financial statements from its auditor; or

     - There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

     - There is a negative correlation between the chief executive's pay and company performance (see discussion under Equity Compensation Plans);

     - The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

     - The company fails to submit one-time transfers of stock options to a shareholder vote;

     - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     -    The company has backdated options (see "Options Backdating" policy);

The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring that the chairman's position be filled by an independent director, unless the company satisfies ALL of the following criteria:

The company maintains the following counterbalancing features:

     - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

          - presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

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RISKMETRICS Group                                            www.riskmetrics.com

          - serves as liaison between the chairman and the independent directors;

          -    approves information sent to the board;

          -    approves meeting agendas for the board;

          - approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

          -    has the authority to call meetings of the independent directors;

          - if requested by major shareholders, ensures that he is available for consultation and direct communication;

     -    Two-thirds independent board;

     -    All independent key committees;

     -    Established governance guidelines;

     - A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company's four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

     - The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

          -    Egregious compensation practices;

          - Multiple related-party transactions or other issues putting director independence at risk;

          -    Corporate and/or management scandals;

          -    Excessive problematic corporate governance provisions; or

          - Flagrant board or management actions with potential or realized negative impact on shareholders.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

PERFORMANCE/GOVERNANCE EVALUATION FOR DIRECTORS

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

     -    a classified board structure;

     -    a supermajority vote requirement;

     - majority vote standard for director elections with no carve out for contested elections;

     -    the inability of shareholders to call special meetings;

     -    the inability of shareholders to act by written consent;

     -    a dual-class structure; and/or

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RISKMETRICS Group                                            www.riskmetrics.com

     -    a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company's five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     - Long-term financial performance of the target company relative to its industry;

     -    Management's track record;

     -    Background to the proxy contest;

     -    Qualifications of director nominees (both slates);

     - Strategic plan of dissident slate and quality of critique against management;

     - Likelihood that the proposed goals and objectives can be achieved (both slates);

     -    Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

     - The election of fewer than 50% of the directors to be elected is contested in the election;

     -    One or more of the dissident's candidates is elected;

     -    Shareholders are not permitted to cumulate their votes for directors;
          and

     - The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company's deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has

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RISKMETRICS Group                                            www.riskmetrics.com

adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     -    Shareholders have approved the adoption of the plan; or

     - The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the "fiduciary out" provision). A poison pill adopted under this "fiduciary out" will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     -    No lower than a 20% trigger, flip-in or flip-over;

     -    A term of no more than three years;

     - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company's net operating losses ("NOL pills"), the following factors should be considered:

     -    the trigger (NOL pills generally have a trigger slightly below 5%);

     -    the value of the NOLs;

     -    the term;

     - shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

     -    other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5. Mergers and Corporate Restructurings

OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

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RISKMETRICS Group                                            www.riskmetrics.com

     - VALUATION - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

     - MARKET REACTION - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

     - STRATEGIC RATIONALE - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

     - NEGOTIATIONS AND PROCESS - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

     - CONFLICTS OF INTEREST - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

     - GOVERNANCE - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

REINCORPORATION PROPOSALS

Evaluate management or shareholder proposals to change a company's state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

     -    Reasons for reincorporation;

     - Comparison of company's governance practices and provisions prior to and following the reincorporation; and

     -    Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

     -    Specific reasons/ rationale for the proposed increase;

     - The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;

     -    The board's governance structure and practices; and

     -    Risks to shareholders of not approving the request.

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RISKMETRICS Group                                            www.riskmetrics.com

Vote FOR proposals to approve increases beyond the allowable cap when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

PREFERRED STOCK

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

     -    Specific reasons/ rationale for the proposed increase;

     - The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;

     -    The board's governance structure and practices; and

     -    Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation

EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     -    The total cost of the company's equity plans is unreasonable;

     - The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

     - The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company's performance where over 50 percent of the year-over-year increase is attributed to equity awards;

     - The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

     - The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

     -    The plan is a vehicle for poor pay practices.

POOR PAY PRACTICES

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

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RISKMETRICS Group                                            www.riskmetrics.com

     - Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

     -    Excessive perks/tax reimbursements:

               - Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

               - Reimbursement of income taxes on executive perquisites or other payments;

               - Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

     Abnormally large bonus payouts without justifiable performance linkage or proper disclosure - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

     - Egregious pension/SERP (supplemental executive retirement plan) payouts:

               - Inclusion of additional years of service not worked that result in significant payouts;

               - Inclusion of performance-based equity awards in the pension calculation;

     -    New CEO with overly generous new hire package:

               -    Excessive "make whole" provisions;

               -    Any of the poor pay practices listed in this policy;

     -    Excessive severance and/or change in control provisions:

               - Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

               - Payments upon an executive's termination in connection with performance failure;

               - Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

               - New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

               - Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

               - New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

               - Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

     - Dividends or dividend equivalents paid on unvested performance shares or units;

     -    Poor disclosure practices:

          - Unclear explanation of how the CEO is involved in the pay setting process;

          -    Retrospective performance targets and methodology not discussed;

          - Methodology for benchmarking practices and/or peer group not disclosed and explained;

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

RISKMETRICS Group                                            www.riskmetrics.com

     -    Internal Pay Disparity:

          - Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

     -    Options backdating (covered in a separate policy);

     - Other excessive compensation payouts or poor pay practices at the company.

OTHER COMPENSATION PROPOSALS AND POLICIES

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY) MANAGEMENT PROPOSALS

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

     RELATIVE CONSIDERATIONS:

     - Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;

     - Evaluation of peer groups used to set target pay or award opportunities;

     - Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

     - Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

     DESIGN CONSIDERATIONS:

     -    Balance of fixed versus performance-driven pay;

     - Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

     COMMUNICATION CONSIDERATIONS:

     - Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

     - Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

     - Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     - Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     - No discount on the stock price on the date of purchase since there is a company matching contribution.

2009 RISKMETRICS GROUP U.S. PROXY VOTING GUIDELINES CONCISE SUMMARY


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

RISKMETRICS Group                                            www.riskmetrics.com

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

     - Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

     - Rationale for the re-pricing--was the stock price decline beyond management's control?

     -    Is this a value-for-value exchange?

     -    Are surrendered stock options added back to the plan reserve?

     - Option vesting--does the new option vest immediately or is there a black-out period?

     - Term of the option--the term should remain the same as that of the replaced option;

     -    Exercise price--should be set at fair market or a premium to market;

     -    Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

OTHER SHAREHOLDER PROPOSALS ON COMPENSATION

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

GOLDEN COFFINS/EXECUTIVE DEATH BENEFITS

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

SHARE BUYBACK HOLDING PERIODS

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

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

RISKMETRICS Group                                            www.riskmetrics.com

STOCK OWNERSHIP OR HOLDING PERIOD GUIDELINES

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

     - Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

          -    Rigorous stock ownership guidelines, or

          - A holding period requirement coupled with a significant long-term ownership requirement, or

          -    A meaningful retention ratio,

     - Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

     - Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

TAX GROSS-UP PROPOSALS

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

OVERALL APPROACH

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

     - Whether adoption of the proposal is likely to enhance or protect shareholder value;

     - Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

     - The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

     - Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

     - Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

     - Whether the company's analysis and voting recommendation to shareholders are persuasive;

     - What other companies have done in response to the issue addressed in the proposal;

     - Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

     - Whether implementation of the proposal's request would achieve the proposal's objectives;

     - Whether the subject of the proposal is best left to the discretion of the board;

     - Whether the requested information is available to shareholders either from the company or from a publicly available source; and

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

RISKMETRICS Group                                            www.riskmetrics.com

     - Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

GENETICALLY MODIFIED INGREDIENTS

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     - The company's business and the proportion of it affected by the resolution;

     - The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

     - Company's current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

PHARMACEUTICAL PRICING, ACCESS TO MEDICINES, AND PRODUCT REIMPORTATION

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

     - The nature of the company's business and the potential for reputational and market risk exposure;

     -    The existing disclosure of relevant policies;

     -    Deviation from established industry norms;

     - The company's existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

     - Whether the proposal focuses on specific products or geographic regions; and

     -    The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

GENDER IDENTITY, SEXUAL ORIENTATION, AND DOMESTIC PARTNER BENEFITS

Generally vote FOR proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

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

RISKMETRICS Group                                            www.riskmetrics.com

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

CLIMATE CHANGE

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations and investments considering whether:

     - The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

     - The company's level of disclosure is at least comparable to that of industry peers; and

     - There are no significant, controversies, fines, penalties, or litigation associated with the company's environmental performance.

LOBBYING EXPENDITURES/INITIATIVES

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering:

     - Significant controversies, fines, or litigation surrounding a company's public policy activities,

     -    The company's current level of disclosure on lobbying strategy, and

     - The impact that the policy issue may have on the company's business operations.

POLITICAL CONTRIBUTIONS AND TRADE ASSOCIATION SPENDING

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     - There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

     - The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

     - Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     - The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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

RISKMETRICS Group                                            www.riskmetrics.com

LABOR AND HUMAN RIGHTS STANDARDS

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

     - The degree to which existing relevant policies and practices are disclosed;

     - Whether or not existing relevant policies are consistent with internationally recognized standards;

     - Whether company facilities and those of its suppliers are monitored and how;

     - Company participation in fair labor organizations or other internationally recognized human rights initiatives;

     - Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

     - Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

     -    The scope of the request; and

     -    Deviation from industry sector peer company standards and practices.

SUSTAINABILITY REPORTING

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

     - The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

     - The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

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                                      -15-

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF JANUARY 8, 2010.

     Brookfield Investment Management Inc. ("Brookfield") (formerly Hyperion Brookfield Asset Management, Inc.), serves as the Registrant's investment sub-advisor and is an SEC-registered investment advisor specializing in core fixed income, high yield, structured products (Mortgage-backed securities ("MBS") including Commercial MBS, Residential MBS and Asset-Backed Securities ("ABS")) as well as global Real Estate Investment Trusts and listed infrastructure securities. Headquartered in New York, the firm has approximately $24 billion of assets under management as of October 31, 2009. Brookfield Investment Management is a subsidiary of Brookfield Asset Management Inc., a global asset manager focused on property, power and other infrastructure assets with approximately $90 billion of assets under management as of September 30, 2009. On October 1, 2009, Hyperion Brookfield Asset Management, Inc. and Brookfield Redding LLC, both subsidiaries of Brookfield Asset Management Inc., announced the completion of their integration. The combined registered investment advisor is now known as Brookfield Investment Management Inc. ("Brookfield"). Brookfield became sub-advisor to the Registrant and Dana E. Erikson and Anthony Breaks are portfolio managers for the Registrant effective June 29, 2009.

DANA E. ERIKSON, CFA, MANAGING DIRECTOR

     Mr. Erikson, Senior Portfolio Manager and the co-Head of the Brookfield High Yield Team, is responsible for Brookfield's corporate high yield and leveraged loan exposures, the establishment of portfolio objectives and strategies. Mr. Erikson is a member of Brookfield's Investment Committee.

     Mr. Erikson has over 21 years of investment experience. Prior to joining Brookfield in September 2006, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was the Head of High Yield Research. Prior to Evergreen, Mr. Erikson was an Associate Portfolio Manager for Prospect Street

Investment Management Company. Additionally, he was an Analyst with the Kellett Group and a Research Assistant with Robert R. Nathan Associates.

     Mr. Erikson received a BA in Economics from Brown University and an MBA, with honors, from Northeastern University. He is a member of the Boston Security Analysts Society.

ANTHONY BREAKS, CFA, DIRECTOR

     Mr. Breaks is responsible for portfolio management of structured products and for executing structured product financings for Brookfield and its partners. Mr. Breaks is also head of Brookfield's Short Term Investments and Financing business.

     Mr. Breaks joined Brookfield in September 2005 from Brookfield Asset Management (formerly known as Brascan), where he worked since 2002. At Brascan he was responsible for portfolio investments and credit analysis for a reinsurance affiliate, execution and management of a synthetic CDO, and development of insurance related investment products. Prior to joining Brascan, Mr. Breaks was a Director at Liberty Hampshire since 2000 and was responsible for structuring, restructuring and executing several CDOs, as well as ongoing monitoring and credit analysis for the CDO assets. Mr. Breaks began his career at Merrill Lynch where he worked in trading and structuring capacities in CDOs, adjustable rate mortgages and medium-term notes.

     Mr. Breaks earned a BS in Electrical Engineering from the Massachusetts Institute of Technology.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF OCTOBER 31, 2009.

                                                                                       # of Accounts    Total Assets
                                                                                        Managed for       for which
                                                                Total # of             which Advisory   Advisory Fee
Name of Portfolio Manager                                        Accounts     Total   Fee is Based on    is Based on
     or Team Member                 Type of Accounts*             Managed    Assets     Performance      Performance
-------------------------   ---------------------------------   ----------   ------   ---------------   ------------
1. Dana Erikson             Registered Investment Companies:        11        $315M          0               $0
                            Other Pooled Investment Vehicles:        0        $  0           0               $0
                            Other Accounts:                          2        $100M          0               $0

2. Anthony Breaks           Registered Investment Companies:         6        $289M          0               $0
                            Other Pooled Investment Vehicles:        0        $  0           0               $0
                            Other Accounts:                          5        $569M          0               $0

POTENTIAL CONFLICTS OF INTERESTS

     Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

     These potential conflicts include:

     ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

     PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of Brookfield's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which Brookfield and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     RELATED BUSINESS OPPORTUNITIES. Brookfield or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

     Brookfield has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for Brookfield and the individuals that it employs. For example, Brookfield seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Brookfield has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS PORTFOLIO MANAGER COMPENSATION

INFORMATION PROVIDED AS OF OCTOBER 31, 2009.

The Registrant's portfolio managers are compensated by Brookfield. The compensation structure of Brookfield's portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of Brookfield's indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of Brookfield's employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

Brookfield compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for Brookfield's portfolio managers varies in line with the portfolio manager's seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of Brookfield and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager's performance in meeting them. Brookfield seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Brookfield and its indirect parent. While the salaries of Brookfield's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager's performance and other factors as described herein.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

INFORMATION PROVIDED AS OF OCTOBER 31, 2009

                    Dollar Range of Fund
Name             Shares Beneficially Owned
----             -------------------------
Dana Erikson                 $0

Anthony Breaks               $0

(B) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              First Trust Strategic High Income Fund III


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date December 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date December 23, 2009


By (Signature and Title)* /s/ Mark R. Bradley
                          ------------------------------------------------------
                          Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date December 23, 2009

* Print the name and title of each signing officer under his or her signature.